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                                                                    Exhibit 23.1


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use in this Form S-4 registration statement of our report dated March 8, 2001 included herein (in Weirton Steel Corporation's Form 10-K for the year ended December 31, 2000) and to all references to our Firm included in this registration statement.



                                                      /s/ Arthur Andersen LLP
                                                      -----------------------
                                                      Arthur Andersen LLP


Pittsburgh, Pennsylvania,
  October 26, 2001